Exhibit  10.1

                       RESCISSION AND SETTLEMENT AGREEMENT
                       -----------------------------------

     This Rescission and Settlement Agreement (this "Agreement") is made and entered into as of January 6, 2006, by and between Network Installation Corp, a Nevada corporation ("NIC") and ROBERT RIVERA, an individual, and SHERRY PERRY RIVERA, an individual, (collectively, the "RIVERAS") and Spectrum Communications Cabling Services, Inc., Inc., a California corporation ("SPECTRUM").

NIC, ROBERT RIVERA and the RIVERAS may be referred to herein individually as a "party" and together as the "parties."


                                    RECITALS

     Prior to November 1, 2005, the ROBERT RIVERA was the record owners and holder of 10,200 shares of common stock of SPECTRUM and SHERRY PERRY RIVERA was the record owners and holder of 9,800 shares of common stock of SPECTRUM. The RIVERAS' aggregate of 20,000 -----shares of common stock of SPECTRUM represent one-hundred percent (100%) of the issued and outstanding common stock of Spectrum (the "Spectrum Shares");

On November 1, 2005, NIC, SPECTRUM, and the RIVERAS entered into that certain Stock for Stock Agreement (the "Plan of Reorganization"), pursuant to which NIC agreed to exchange an aggregate of 18,567,639 shares of its common stock (the "NIC Shares") for the Spectrum Shares. The Plan of Reorganization is attached hereto as Exhibit A;

     On November 1, 2005, NIC made that certain Promissory Note (the "Note") whereby NIC promised to pay the RIVERAS the sum of one million five hundred thousand dollars ($1,500,000) and interest thereon pursuant to the terms and conditions of the Note. The Note evidences NIC's indebtedness pursuant to the terms and conditions of the Plan or Reorganization. The Note is attached hereto as Exhibit B;

On November 1, 2005, NIC and ROBERT RIVERA entered into that certain Employment Agreement (the "Employment Agreement"), pursuant to which NIC employed ROBERT RIVERA to render certain services to NIC as NIC's Senior Vice-President of Strategy pursuant to the terms and conditions of the Employment Agreement. The Employment Agreement is attached hereto as Exhibit C;

The closing of the transaction contemplated by the Plan of Reorganization was scheduled to be held at Spectrum's offices on or about November 1, 2005, at 5:00 pm PST or such other place, date and time as the parties thereto may have otherwise agreed. As of January 3, 2006 the RIVERAS received the stock certificates representing the NIC shares. As of the date of this Agreement, however, NIC has not received the stock certificates representing the Spectrum shares;

The Board of Directors of NIC has determined that it is in the best interests of NIC and its stockholders to rescind the Plan of Reorganization, the Note, and the Employment Agreement (collectively the "Reorganization Agreements");

The Board of Directors of SPECTRUM has determined that it is in the best interests of SPECTRUM and its stockholders to rescind the Plan of Reorganization.

The RIVERAS desire to rescind the Plan of Reorganization and the Note and ROBERT RIVERA desires to rescind and the Employment Agreement;

     NOW THEREFORE, in consideration of the foregoing Recitals and promises (which are incorporated herein by this reference) and the mutual covenants set forth below and other good and valuable consideration, the parties agree as follows:


                                   AGREEMENTS

ARTICLE  1:  RESCISSION  &  RELEASE

1.1     Settlement.  The  parties  intend  for  this  Agreement  and the related
        ----------
transactions to constitute a full and final resolution and settlement of any dispute that has arisen between NIC, on the one hand, and the RIVERAS, ROBERT RIVERA, and/or SPECTRUM, on the other hand, or that may arise from or otherwise relate to the Reorganization Agreements or any of them. Further, this Agreement is being entered into for settlement purposes pursuant to California Evidence Code 1152, Federal Rules of Evidence Rule 408, and any similar statute or rule in any applicable jurisdiction.

1.2     Rescission  of Agreements and Non-Delivery of Shares. The parties hereby
        ----------------------------------------------------
rescind the Reorganization Agreements and each of them, and such Reorganization Agreements shall be of no further force or effect as between the parties and such Electing Investor. Each of the parties hereby agrees that there shall be no further obligation to deliver or exchange their respective stock certificates as contemplated in the Plan of Reorganization or any of the other Reorganization Agreements and the RIVERAS agree to surrender the stock certificates representing the NIC shares to NIC upon execution of this Agreement.

1.3     Mutual  Release.  Except for and subject only to the other provisions of
        ---------------
this Agreement, for and in consideration of the mutual covenants set forth herein, each party shall, and each hereby does on behalf of itself and its officers, directors, employees, agents, successors, assigns, control persons, members, managers, partners, attorneys and any other subsidiary or affiliate entities (each, a "Releasor," collectively, the "Releasors"), release and forever discharge the remaining parties and their officers, directors, employees, agents, successors, assigns, control persons, members, managers, partners, attorneys, and any other subsidiaries or affiliate entities (each, a "Releasee," collectively, the "Releasees") from any and all claims, accusations, demands, liabilities, damages, obligations, responsibilities, suits, actions and causes of action, whether liquidated or unliquidated, fixed or contingent, known or unknown, direct or derivative, or otherwise, arising prior to the execution of this Agreement or otherwise arising out of, resulting from, or relating to, directly or indirectly, the Reorganization Agreements or the transactions contemplated therein (collectively, the "Released Claims").

1.4     Civil  Code Section 1542 Waiver. With respect to the Released Claims, it
        -------------------------------
is  further  understood  and  agreed  that notwithstanding California CC   1542,
which  presently  provides:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR,"

the release by each party contained herein extends to all claims of every nature and kind whatsoever, known and unknown. Each party hereby waives any and all rights that it may have under Section 1542 as it presently reads or as it shall hereinafter be amended. In connection with this waiver, each party acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected or facts in addition to or different from those it now knows or believes to be true with respect to the Released Claims. Nevertheless, it intends through this Agreement to release fully, finally, and forever, in the manner described herein, all Released Claims. Accordingly, the release contained herein shall remain in effect as a full and complete release of the Released Claims in accordance with its terms notwithstanding the discovery or existence of any such additional facts or different claims relating thereto.

1.5     Assertion  of  Agreement  as  Bar  to Proceedings. This Agreement may be
         ------------------------------------------------
asserted by any of the Releasees as a defense and complete bar to any action, claim, cross claim, cause of action, arbitration or other proceeding that may be brought, or could have been brought, instituted or taken by, against, or involving any of the Releasors, or anyone acting or purporting to act on behalf of any of the Releasors with respect to any Released Claim.

1.6     No Admission of Liability. This Agreement is entered into solely for the
        -------------------------
purpose of compromise and settlement and may not be construed as an admission of liability, wrongdoing or responsibility on the part of any party, at any time or for any purpose whatsoever. In entering into this Agreement, none of the parties concedes the sufficiency or validity of any claims, counterclaims, or defenses that have been asserted or could be asserted by any of them.


ARTICLE  2:  CONFIDENTIALITY  &  NONDISCLOSURE

2.1     Confidential  Information.  The parties hereby acknowledge they have had
        -------------------------
access to each others technical and/or business information, data, designs, concepts, ideas, products, processes, methods, techniques, specifications, formulas, compositions, samples, know-how, trade secrets, and improvements of a confidential or proprietary nature, whether in tangible form or not ("Confidential Information"). All Confidential Information shall remain the exclusive property of its original owner. Each party agrees to take all reasonable measures necessary to protect the confidential nature of Confidential Information it may posses, including returning any tangible Confidential
Information  it  currently  possesses.

2.2 Except to the extent required by law, the parties will not make, and will each direct its representatives not to make, directly or indirectly, any public comment, statement, or communication with respect to, or to disclose or permit the disclosure of the existence of this transaction or the non-public facts, circumstances, discussions, and/or negotiations relied upon by the parties in executing this Agreement.


ARTICLE  3:  INDEMNIFICATION

3.1     Rivera  Indemnitees.  In  consideration  of  the  SHERRY PERRY RIVERA's,
        -------------------
ROBERT RIVERA's, and SPECTRUM's execution and delivery of the this Agreement, in addition to all of NIC's other obligations under this Agreement, NIC shall defend, protect, indemnify and hold harmless the SHERRY PERRY RIVERA, ROBERT RIVERA, and SPECTRUM and all of their subsidiaries, shareholders, officers, directors, employees, agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Rivera Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Rivera Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by NIC in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, including but not limited to the Reorganization Agreements
(ii) any breach of any covenant, agreement or obligation of NIC contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, including but not limited to the Reorganization Agreements
(iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or thereby, including but not limited to the Reorganization Agreements, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the SHERRY PERRY RIVERA, ROBERT RIVERA, and/or SPECTRUM by NIC. To the extent that the foregoing undertaking by NIC may be unenforceable for any reason, NIC shall make the maximum contribution to the payment and satisfaction of SHERRY PERRY RIVERA's, ROBERT RIVERA's, and/or SPECTRUM's Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights SHERRY PERRY RIVERA, ROBERT RIVERA, and/or SPECTRUM may have, and any liabilities SHERRY PERRY RIVERA, ROBERT RIVERA, and/or SPECTRUM may be subject to.

3.2     NIC  Indemnitees.  In  consideration  of NIC's execution and delivery of
        ----------------
the this Agreement and in addition to all of SHERRY PERRY RIVERA's, ROBERT RIVERA's, and/or SPECTRUM's other obligations under this Agreement, SHERRY PERRY RIVERA, ROBERT RIVERA, and SPECTRUM shall defend, protect, indemnify and hold harmless NIC and all of its subsidiaries, shareholders, officers, directors and employees and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "NIC Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such NIC Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "NIC Indemnified Liabilities"), incurred by any NIC Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by SHERRY PERRY RIVERA, ROBERT RIVERA, and/or SPECTRUM in the Agreement or any other certificate, instrument or document contemplated hereby or thereby, including but not limited to the Reorganization Agreements (ii) any breach of any covenant, agreement or obligation of the RIVERAS and/or ROBERT
RIVERA contained in the Agreement or any other certificate, instrument or document contemplated hereby or thereby, including but not limited to the Reorganization Agreements (iii) any cause of action, suit or claim brought or made against such NIC Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Agreement or any other certificate, instrument or document contemplated hereby or thereby, including but not limited to the Reorganization Agreements, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to NIC by SHERRY PERRY RIVERA, ROBERT RIVERA, and/or SPECTRUM. To the extent that the foregoing undertaking by the RIVERAS and/or ROBERT RIVERA may be unenforceable for any reason, the SHERRY PERRY RIVERA, ROBERT RIVERA, and SPECTRUM A shall make the maximum contribution to the payment and satisfaction of each of NIC Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights NIC may have, and any liabilities NIC may be subject to.

3.3     Indemnification  Procedure.  Any party entitled to indemnification under
        --------------------------
this Section (an "Indemnified Party") will give written notice to the party to be charged with indemnification (the "Indemnifying Party") of any matters giving rise to a claim for indemnification; provided, that the failure of any Indemnified Party hereunder to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the Indemnifying Party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the Indemnifying Party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the Indemnifying Party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the Indemnifying Party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the Indemnifying Party in connection with any settlement negotiations or defense of any such action or claim by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnified Party which relates to such action or claim. The Indemnifying Party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the Indemnifying Party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The Indemnifying Party shall not be liable for any settlement of any action, claim or proceeding affected without its prior written consent. Notwithstanding anything in this Section to the contrary, the Indemnifying Party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and
(b)  any  liabilities  the  Indemnifying  Party  may  be  subject  to.


ARTICLE  4:  REPRESENTATIONS  AND  WARRANTIES

4.1     Arm's  Length Negotiations. This Agreement is being entered into in good
        --------------------------
faith by the parties and was negotiated through arm's length bargaining. Each party has received independent legal advice from its attorneys with respect to the advisability of making the settlement provided for in this Agreement. Each party to this Agreement has made such independent investigation of the facts pertaining to this Agreement, and of all matters pertaining to it, as it deems necessary.

4.2     Exclusive  Reliance.  No  party  (nor  any  officer,  agent,  partner,
        -------------------
employee, representative, or attorney for any party), has made any statement or representation to any other party regarding any fact relied upon in entering into this Agreement, except as set forth herein, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, partner, employee, representative, or attorney of or for any party), in executing this Agreement, or in making the settlement provided for herein, except as set forth herein.

4.3     Capacity  to  Enter Agreement.  Each party, or its responsible officers,
        -----------------------------
has read this Agreement and understands the contents hereof, and any individual executing this Agreement is legally competent to execute this agreement, and any person executing this Agreement in a representative capacity of any of the parties is authorized and empowered to do so and thereby has the authority to bind the party on whose behalf this Agreement is signed.


4.4     No  Prior  Assignment of Rights. Each party to the Agreement is the sole
        -------------------------------
owner of the Released Claims being released by it hereby and such party has not assigned or otherwise transferred, voluntarily or involuntarily, any such Released Claims.

4.5     Additional  Documents.  The  parties  will  execute all such further and
        ---------------------
additional documents as shall be reasonably necessary to carry out the provisions of this Agreement.


ARTICLE  5:  GENERAL  PROVISIONS

5.1     Entire  Agreement.  This  Agreement, together with the Exhibits attached
        -----------------
hereto, constitutes the entire agreement between the parties and may not be modified except by a writing signed by both parties. This Agreement is intended by the parties as a complete and exclusive statement of the terms of their agreement. All prior and contemporaneous discussions and negotiations have been integrated into and superseded by this Agreement.

5.2     No Agency Relationship.  No agency, partnership, or similar relationship
        ----------------------
exists between the parties and no such relationship is created by this Agreement. Neither party has any authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner and neither party shall represent to any third party that such authority exists.

5.3     Receipt  of  Agreement.  Each  party  hereby  acknowledges  receipt of a
        ----------------------
signed  copy  of  this  Agreement.

5.4     ApplicableLaw  and  Jurisdiction.  This  Agreement  and all transactions
        --------------------------------
contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of California. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Orange County, State of California. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which, the prevailing party may be entitled.

5.5     Notices.  All notices, requests, demands and other communications, which
        -------
are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed, first class mail, postage prepaid:


To  RIVERAs:          Spectrum  Communications  Cabling  Services,  Inc.
                      ATT/Robert  Rivera,  President
                      226  N.  Lincoln  Ave.
                      Corona,  CA  92882
                      Tel:      951.371.0549
                      Fax:      951.273.3114

To  NIC:              Network  Installation  Corp.
                      ATT/Jeffrey  R.  Hultman,  CEO
                      15235  Alton  Parkway,  Suite  200
                      Irvine,  CA  92618
                      Tel:     949.753.7551
                      Fax:     949.341.0578

5.6     Section  Headings.  The  headings  in  this  Agreement  are inserted for
        -----------------
convenience  only  and  shall  not  constitute  a  part  hereof.

5.7     Severability  of Provisions.  Each provision contained in this Agreement
        ---------------------------
is declared to constitute a separate and distinct covenant and provision and to be severable from all other separate, distinct covenants and provisions. If any provision of this Agreement is or becomes invalid, illegal, or unenforceable in any jurisdiction, such provision shall be deemed amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

5.8     Waiver  of  Breach.  No  waiver  of  a  breach  of any provision of this
        ------------------
Agreement shall be deemed to be, or shall constitute, a waiver of a breach of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver of such breach unless otherwise expressly provided in such waiver.

5.9     Execution.  This  Agreement may be executed in one or more counterparts,
        ---------
each of which when taken together shall constitute one and the same instrument. This Agreement may be delivered by personal delivery or Facsimile transmission.


WHEREFORE, by signing below, the parties have executed this Rescission and Settlement Agreement as of the date first written above


ROBERT  RIVERA                         SHERRY  PERRY  RIVERA

/s/  Robert  Rivera                    /s/  Sherry  Perry  Rivera


NETWORK  INSTALLATION  CORP.

/s/  Jeffrey  R.  Hultman
-------------------------
By:  Jeffrey  R.  Hultman,  President  &  CEO



SPECTRUM  COMMUNICATIONS  CABLING  SERVICES,  INC.

__________________________________________________